UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 10, 2025

Paragon 28, Inc.
 (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-40902 (Commission File Number)	27-3170186 (IRS Employer Identification No.)

14445 Grasslands Drive
Englewood, Colorado 80112
(Address of principal executive offices) (Zip Code)

(720) 912-1332
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FNA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01	Other Events

As previously disclosed, on January 28, 2025, Paragon 28, Inc. (“Paragon 28” or the “Company” ) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Zimmer, Inc. (“Parent”), a Delaware corporation and wholly owned subsidiary of Zimmer Biomet Holdings, Inc. (“Zimmer Biomet”), Gazelle Merger Sub I, Inc. (“Merger Sub”), a Delaware corporation and wholly owned subsidiary of Parent and, for certain provisions of the Merger Agreement, Zimmer Biomet. Subject to the terms and conditions of the Merger Agreement, Merger Sub will be merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and a wholly owned subsidiary of Parent and a wholly owned indirect subsidiary of Zimmer Biomet. On March 18, 2025, the Company filed a definitive proxy statement (the “Proxy Statement”), dated March 17, 2025, with the Securities and Exchange Commission (“SEC”) in connection with the Merger.

Since the initial filing of the Proxy Statement, two complaints have been filed in state court in New York by purported Company stockholders against the Company and the members of the Company board of directors in connection with the Merger: Jones v. Paragon 28, Inc., et al., Index No. 652025/2025 (filed Mar. 27, 2025)(N.Y. Sup. Ct.), and Smith v. Paragon 28, Inc., et al., Index No. 652037/2025 (filed Mar. 28, 2025)(N.Y. Sup. Ct.) (the “Stockholder Litigation”). The Stockholder Litigation purports to allege misrepresentation claims under New York common law relating to the Proxy Statement. Additionally, the Company has received certain demand letters (collectively, the “Demand Letters”, and together with the Stockholder Litigation, the “Litigation Matters”) from purported stockholders of the Company generally alleging that the Proxy Statement contains alleged material misstatements and omissions in violation of Section 14(a), Section 20(a) and Rule 14a-9 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). If additional demand letters are received or additional complaints are filed, absent new or different allegations that are material, the Company may choose not to announce such additional letters or filings. The plaintiffs in the Litigation Matters seek various remedies, including an order (i) enjoining the defendants from proceeding with the proposed Merger until such time that the defendants disclose certain allegedly material information that was allegedly omitted from the Proxy Statement, (ii) rescinding the proposed Merger in the event the Merger is consummated or awarding actual and putative damages to the plaintiffs in the event that it is consummated, (iii) awarding the plaintiffs fees and expenses in connection with the Litigation Matters, including reasonable attorneys’ and experts’ fees and expenses and (iv) granting such other and further relief as the court may deem just and proper.

The Company believes that the allegations contained in the Litigation Matters are without merit and that no further disclosures are required to supplement the Proxy Statement under applicable laws. However, in order to avoid the risk of the Litigation Matters delaying or adversely affecting the Merger and to minimize the costs, risks and uncertainties inherent in litigation, and without admitting any liability or wrongdoing, the Company has determined to voluntarily make the following supplemental disclosures to the Proxy Statement, as described in this Current Report on Form 8-K. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, the Company specifically denies all allegations in the Litigation Matters and that any additional disclosure was or is required.

These supplemental disclosures will not change the consideration to be paid to stockholders of the Company in connection with the Merger or the timing of the Special Meeting of Stockholders of the Company (the “Special Meeting”), which is scheduled to be held virtually, via live webcast, on April 17, 2025, at 9:00 a.m., Mountain time. The Special Meeting can be accessed by visiting www.virtualshareholdermeeting.com/FNA2025SM. The Company board of directors continues to unanimously recommend that you vote “FOR” the proposals to be voted on at the Special Meeting as described in the Proxy Statement.

Supplemental Disclosures and Updates to the Proxy Statement

The following disclosures in this Current Report on Form 8-K supplement the disclosures contained in the Proxy Statement and should be read in conjunction with the disclosures contained in the Proxy Statement, which in turn should be read in its entirety. All page references are to the Proxy Statement, and terms used below, unless otherwise defined, shall have the meanings ascribed to such terms in the Proxy Statement. For clarity, new text within restated disclosures from the Proxy Statement is highlighted with bold, underlined text.

The disclosure in the section entitled “The Merger” under the heading “Opinion of Piper Sandler”, beginning on page 61 of the Proxy Statement is hereby amended as follows:

The last paragraph under the heading “Opinion of Piper Sandler” on page 62 is amended as follows:

References to (i) “LTM” historical financial information are references to (a) for each publicly traded company included in the selected public companies analysis described below under the heading “-Selected Public Companies Analysis”, the last twelve-month period for which financial information was publicly available as of January 27, 2025, based on such publicly available information, and (b) for each target company included in the selected M&A transactions described below under the heading “-Selected M&A Transactions Analysis”, the last twelve-month period for which financial information was (x) publicly available as of immediately prior to the announcement of the relevant M&A transaction, based on such publicly available information, or (y) available to Piper Sandler as of immediately prior to the announcement of the relevant M&A transaction, based on such internal non-public transaction information, and (ii) “FTM” projected financial information are references to (a) for each target company included in the selected M&A transactions analysis described below, the twelve-month period immediately following the LTM period, based on Wall Street consensus research estimates (which we refer to as the “Consensus Estimates”), disclosure by such target company or otherwise available to Piper Sandler, at the time of announcement of the relevant transaction, and (b) for the Company, the twelve-month period immediately following the LTM period, based on the Updated Company Forecasts furnished to Piper Sandler by the Company and summarized in the heading “-Certain Unaudited Financial Forecasts”. Diluted shares of Company common stock were calculated to amount to approximately 88.3 million using the treasury stock method as of January 27, 2025, the last full trading day of shares of Company common stock prior to the date on which the merger was approved by the Board, and in the case of the Company, included restricted stock units and performance stock units, and in-the-money options.

The last paragraph on page 67 (continuing on to page 68) under the subheading “Discounted Cash Flow Analysis” is amended as follows:

Using a discounted cash flow analysis, Piper Sandler calculated an estimated range of theoretical enterprise values for the Company based on the net present value of (i) projected unlevered after tax free cash flows from December 31, 2024, to December 31, 2034 (which included the impact of current and estimated future NOLs usage available to the Company), discounted back to December 31, 2024, and (ii) a projected terminal value at December 31, 2034, calculated using perpetuity growth rates ranging from 4.0% to 5.0%, which perpetuity growth rates were selected by Piper Sandler based on its professional judgment and resulted in a projected terminal value of $2,743 million at the midpoint of 4.5%, and discounted back to December 31, 2024. The after-tax free cash flows for each year were calculated based on the Updated Company Forecasts. Piper Sandler calculated the range of net present values as of December 31, 2024 for unlevered free cash flows for such periods, as well as the range of terminal values, based on a range of discount rates ranging from 11.0% to 13.0%, based on its estimation of the Company’s weighted average cost of capital using the capital asset pricing model, together with a size premium, in order to derive a range of implied enterprise values for the Company. Piper Sandler then derived a range of implied per share values for the Company common stock using the balance sheet data and diluted share information described above. The analysis indicated the range of implied per share values for the Company common stock was $8.91-$14.79, as compared to the $13.00 per share upfront cash consideration to be received by the holders of shares of Company common stock.

The disclosure in the section entitled “The Merger” under the heading “Interests of the Company’s Directors and Executive Officers in the Merger”, beginning on page 77 of the Proxy Statement is hereby amended as follows:

The table on page 82 is amended and restated by replacing such table in its entirety with the following:

Name	Severance ($)(2)(5)		Equity Awards ($)(3)	Perquisites/ Benefits ($)(4)	Tax Reimbursement ($)(6)	Other ($)(7)	Total ($)
Albert DaCosta	3,505,000	(1)	12,496,512	36,389	2,752,770	127,212	18,917,883
Chadi Chahine	1,630,950		9,731,302	35,519	2,528,706	68,937	13,995,414
Matthew Jarboe	600,000(1)		4,155,998	36,389	__	68,937	4,861,324
Robert McCormack	1,048,500		3,130,176	35,519	__	40,327	4,254,522
Andrew Hill	792,000		1,751,890	23,679	__	34,269	2,601,838

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding Paragon 28, which involves substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements.  All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements.  In some cases, forward-looking statements can be identified by the use of forward-looking terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “are confident that,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target,” “would” or the negative of these terms or other comparable terms.  Forward-looking statements in this release include, among other things, statements about the potential benefits of the proposed transaction; anticipated accretion and growth rates; plans, objectives, beliefs, expectations and intentions of the board of directors of Paragon 28 and Paragon 28 management; the financial condition, results of operations and business of Paragon 28; the possibility that the milestone associated with the contingent value rights are achieved in part or at all; and the anticipated timing of closing of the proposed transaction.

These forward-looking statements are based on certain assumptions and analyses made by Paragon 28 in light of Paragon 28’s experience and Paragon 28’s perception of historical trends, current conditions and expected future developments, as well as other factors Paragon 28 believes are appropriate in the circumstances.  These forward-looking statements also are based on the current expectations and beliefs of the management of Paragon 28 and are subject to certain known and unknown risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.  Risks and uncertainties include, among other things, (i) risks related to the satisfaction of the conditions to closing the proposed transaction (including the failure to obtain necessary regulatory approvals) in the anticipated timeframe or at all, including uncertainties as whether the stockholders of Paragon 28 will approve the proposed transaction and the possibility that the proposed transaction does not close; (ii) risks related to the possibility that competing offers or acquisition proposals for Paragon 28 will be made; (iii) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction, including in circumstances which would require Paragon 28 to pay a termination fee; (iv) risks related to the ability to realize the anticipated benefits of the proposed transaction, including the possibility that the expected benefits from the proposed transaction will not be realized or will not be realized within the expected time period; (v) the risk that the businesses will not be integrated successfully; (vi) risks relating to the achievement, in part or at all, of the revenue milestone necessary for the payment of any contingent value rights; (vii) disruption from the proposed transaction making it more difficult to maintain business and operational relationships, including with customers, vendors, service providers, independent sales representatives, agents or agencies, and Paragon 28’s ability to attract, motivate or retain key executives, employees and other associates; (viii) risk related to the proposed transaction diverting Paragon 28’s management’s attention from ongoing business operations; (ix) negative effects of this announcement or the consummation of the proposed transaction on the market price of Paragon 28’s common stock and on Paragon 28’s operating results; (x) the risk of litigation, including shareholder litigation, and/or regulatory actions, including any conditions, limitations or restrictions placed on approvals by any applicable governmental entities, related to the proposed transaction; and (xi) (A) other risks and uncertainties discussed in Paragon 28’s Annual Report on Form 10-K, for the fiscal year ended December 31, 2024 and subsequent Quarterly Reports on Form 10-Q  (in particular, the risk factors set forth under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in such Annual Reports and Quarterly Reports), and (B) other risk factors identified from time to time in other filings with the SEC.  Filings with the SEC are available on the SEC’s website at www.sec.gov.

The list of factors that may affect actual results and the accuracy of forward-looking statements is illustrative and is not intended to be exhaustive.  Readers are cautioned not to place undue reliance on any of these forward-looking statements. These forward-looking statements speak only as of the date hereof.  Paragon 28 undertakes no obligation to update any of these forward-looking statements as the result of new information or to reflect events or circumstances after the date of this communication or to reflect actual outcomes, expect as required by law, and expressly disclaim any obligation to revise or update any forward-looking statement to reflect future events or circumstances.

Participants in the Solicitation

Paragon 28 and its directors and executive officers and other members of management and employees, under SEC rules, may be deemed participants in the solicitation of proxies from the stockholders of Paragon 28 in connection with the proposed transaction. Information regarding Paragon 28’s directors and executive officers can be found in Paragon 28’s definitive proxy statement on Schedule 14A for the 2024 Annual Meeting of Stockholders, which was filed with the SEC on April 5, 2024 and subsequent statements of beneficial ownership on file with the SEC. These documents are available free of charge at the SEC’s web site at www.sec.gov and on Paragon 28’s website at www.paragon28.com.  Additional information regarding the interests of Paragon 28’s participants in the solicitation of Paragon 28’s stockholders, which may, in some cases, be different than those of Paragon 28’s stockholders generally, is included in Paragon 28’s definitive proxy statement relating to the proposed transaction, dated March 17, 2025, which was filed with the SEC on March 18, 2025.

Additional Information and Where to Find It

In connection with the proposed transaction, on March 18, 2025, Paragon 28 filed a definitive proxy statement, dated March 17, 2025, with the SEC.  The definitive proxy statement was mailed to Paragon 28’s stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF PARAGON 28 ARE URGED TO READ THE PROXY STATEMENT AND ALL RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents (if and when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov, and on Paragon 28’s website at www.paragon28.com. In addition, the proxy statement and other documents may be obtained free of charge by directing a request to Paragon 28, Inc., Robert McCormack, 14445 Grasslands Drive, Englewood, Colorado, telephone: (720) 912-1332.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARAGON 28, INC.

By:	/s/ Robert S. McCormack
	Name:	Robert S. McCormack
	Title:	General Counsel and Corporate Secretary
Date: April 10, 2025